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                    SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549

                             ----------------

                                 FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                  OF THE SECURITIES EXCHANGE ACT OF 1934

                         ------------------------

                              MARCH 18, 1998
             Date of report (Date of earliest event reported)

                         ------------------------

                      Commission File Number: 0-18108

                         ------------------------

                        FINET HOLDINGS CORPORATION
          (Exact name of registrant as specified in its charter)

                                 DELAWARE
                         (State or jurisdiction of
                      incorporation or organization)

                       3021 CITRUS CIRCLE, SUITE 150
                          WALNUT CREEK, CA 94598
                  (Address of principal executive office)

                                94-3115180
                   (IRS Employer Identification Number)

                     Telephone Number: (510) 988-6550
           (Registrant's telephone number, including area code)





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ITEM 5. OTHER

On March 18, 1998, the Registrant entered into an agreement with certain buyers whereby, in reliance upon the exemption from securities registration pursuant to Section 4(2) and/or Regulation D of the Securities Act of 1933, as amended, the Registrant offered for sale 3% Convertible Debentures of the Registrant, due on March 2001, in denominations of $50,000 up to an aggregate principal amount of $7,000,000, of which $4,000,000 were initially purchased. The schedule of buyers is attached to the Securities Purchase Agreement, Exhibit 4.1.

The following exhibits are furnished.

                               EXHIBIT INDEX
Exhibit     Description
Page
--------    --------------------------------------------------------------
----
EX-4.1      Securities Purchase Agreement
3

EX-4.2      Registration Rights Agreement
32

EX-4.3      Debenture
49

EX-4.4      Warrant Agreement
60

EX-4.5      Warrants
74

EX-4.6      Escrow Agreement
85

EX-99       Placement Agent Agreement
102

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

FINET HOLDINGS CORPORATION

Date: April 3, 1998             /s/       L. DANIEL RAWITCH
                               ------------------------------------
                               L. DANIEL RAWITCH
                               (CEO AND PRINCIPAL EXECUTIVE OFFICER)

Date: April 3, 1998             /s/       GEORGE P. WINKEL
                               ------------------------------------
                               GEORGE P. WINKEL
                               (PRINCIPAL FINANCIAL OFFICER)